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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ----------------------

                                   Form 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                               January 18, 2002
               Date of Report (Date of earliest event reported)


                              ARAMARK CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                       005-62375                      23-3086414
(State of Incorporation)       (Commission File Number)   (I.R.S. Employer identification No.)


                                 ARAMARK Tower
                              1101 Market Street
                          Philadelphia, Pennsylvania          19107
                   (Address of principal executive offices) (Zip Code)

                                 215-238-3000
             (Registrant's telephone number, including area code)


                         ARAMARK WORLDWIDE CORPORATION
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         On January 18, 2002, ARAMARK Corporation, a Delaware corporation, issued a press release, which is attached as an Exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          Exhibit    Description
          -------    -----------

          99.1       Press Release dated January 18, 2002



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ARAMARK CORPORATION



Dated:  January 18, 2002          By: /s/  Barbara A. Austell
                                      -----------------------------

                                      Name: Barbara A. Austell
                                      Title: Senior Vice President and Treasurer
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                                 EXHIBIT INDEX


Exhibit        Description
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  99.1        Press Release dated January 18, 2002